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                                                                  Exhibit 10.4.2


                                   MCSi, INC.
                          4750 HEMPSTEAD STATION DRIVE
                               DAYTON, OHIO 45429


                                 August 17, 2000




Joseph M. Savarino
President
Zengine, Inc.
6100 Stewart Avenue
Fremont, CA  95438

         Re:      Distribution Services Agreement

Dear Joe:

         Pursuant to Section 14(k) of the Distribution Services Agreement by and between Miami Computer Supply Corporation (the corporate predecessor to MCSi, Inc.) ("MCSi") and Zengine, Inc. ("Zengine"), dated as of October 1, 1999 (the "Agreement") as amended on June 1, 2000, the parties to the Agreement hereby agree to amend the Section 2 of the Agreement by deleting subsection (c) in its entirety and replacing it with the following:

                  "(c) On or before the end of each fiscal quarter through the term of the Distribution Services Agreement, Zengine shall pay to MCSi a fee for its use of MCSi's warehouse facility in Erlanger, Kentucky ("Warehouse") in the amount of the excess of 30% of the total gross expenses of the Warehouse less the cost of the Warehouse dedicated to the FedEx Project and less the amount paid by Zengine to MCSi for the respective quarter under other provisions of the Distribution Services Agreement."

         Except as set forth above, the Agreement shall remain in full force and effect pursuant to the terms and conditions thereof.

         Please signify your agreement to this amendment to the Agreement by signing a copy of this letter in the space provided below and returning the copy to me as soon as possible.

         Feel free to call me if you have any questions regarding this matter.


                                               Sincerely,


                                               /s/ Ira H. Stanley
                                               -------------------
                                               Ira H. Stanley
                                               Vice President and
                                               Chief Financial Officer


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         Agreed and accepted:


                                               ZENGINE, INC.



                                               By:  /s/ Louis Lipinski
                                                   ---------------------
                                                     Louis Lipinski
                                                     Chief Financial Officer



                                               Date: August 17, 2000